UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017 (April 25, 2017)

ARCONIC INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2758

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Arconic Inc. (the “Company”) entered into a Debt Transaction Agreement (the “Debt Transaction Agreement”) among the Company, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC (the “Investment Entities”), dated as of April 25, 2017, pursuant to which the Company agreed to acquire certain of the Company’s 6.500% Senior Notes due 2018 (the “6.500% Notes”) and 6.750% Senior Notes due 2018 (the “6.750% Notes,” and together with the 6.500% Notes, the “Notes”) held by the Investment Entities for consideration, at the Company’s sole and exclusive election, consisting of (i) cash, (ii) shares of common stock, par value $0.01 per share (the “Shares”), of Alcoa Corporation (“Alcoa”) owned by the Company or (iii) a combination thereof. On April 26, 2017, the Company and the Investment Entities entered into a Pricing Supplement to the Debt Transaction Agreement (the “Pricing Supplement”), pursuant to which the Company elected to acquire the Notes (i) in exchange for 12,958,767 Shares (the “Debt Exchange”) and (ii) for $77,492,042.08 in cash (the “Cash Purchase”). The Debt Exchange is expected to close on May 4, 2017, and the Cash Purchase is expected to close on May 5, 2017, each subject to customary closing conditions. The foregoing description of the Debt Transaction Agreement and the Pricing Supplement is qualified in its entirety by reference to the full text of these agreements, copies of which are attached hereto as Exhibit 1.1 and 1.2, respectively, and incorporated herein by reference.

Item 8.01.	Other Events.

On April 26, 2017, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) among the Company, Alcoa, the Investment Entities, as selling stockholders (the “Selling Stockholders”), and the Investment Entities, as underwriters, in connection with the registered public offering of the Shares by the Selling Stockholders. For a complete description of the terms and conditions of the Underwriting Agreement, please refer to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following are filed as exhibits to this report:

1.1	Debt Transaction Agreement, dated as of April 25, 2017, among Arconic Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

1.2	Pricing Supplement to the Debt Transaction Agreement, dated as of April 26, 2017.

1.3	Underwriting Agreement, dated as of April 26, 2017, among Alcoa Corporation, Arconic Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCONIC INC.

Dated: April 28, 2017	By:	/s/ Peter Hong
	Name:	Peter Hong
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Debt Transaction Agreement, dated as of April 25, 2017, among Arconic Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.

1.2	Pricing Supplement to the Debt Transaction Agreement, dated as of April 26, 2017.

1.3	Underwriting Agreement, dated as of April 26, 2017, among Alcoa Corporation, Arconic Inc., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC.